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                                                                 Exhibit 10.1(d)

                                 AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT

         Amendment No. 1 dated as of February 1, 2002, to Employment Agreement dated as of the 17th day of March, 2002 by and between Interactive Systems Worldwide Inc. (formerly known as International Sports Wagering Inc.), a Delaware corporation, and Barry Mindes ("Employer").

         WHEREAS, the parties entered into an Employment Agreement dated as of March 17, 2000 (the "Agreement"); and

         WHEREAS, the parties desire to modify certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the mutual premises herein set forth and for other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties hereto hereby agree as follows:

         1. All defined terms used herein shall have the meaning ascribed to them in the Agreement.

         2. Section 6.1 of the Agreement is hereby deleted and the following
Section 6.1 is hereby substituted in lieu thereof.

                  "Upon expiration of the Term of this Agreement as provided in
                  Section 3.1, if a new agreement is not entered into by the Employee and the Corporation on terms and conditions at least as beneficial to the Employee as each of the terms and conditions contained herein, or upon earlier termination as a result of the death or disability of the Employee, or as provided in Section 5.2, or as a result of a Change of Control, other than for cause or by the Employee, in his discretion, the Corporation shall pay to the Employee (or the Employee's personal representative if the Agreement is terminated as a result of the Employee's death), the following severance benefits (collectively the "Severance Benefits") for a period of one year after such termination:"

         3. Except as herein set forth in this Amendment No. 1, the Agreement shall continue in full force and effect in accordance with its terms.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                         INTERACTIVE SYSTEMS WORLDWIDE INC.



                                         By:   s/Bernard Albanese
                                               ---------------------------------
                                               President



                                         EMPLOYEE:



                                         s/Barry Mindes
                                         ---------------------------------------
                                         Barry Mindes



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